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                                                                    Exhibit 23.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To RMH Teleservices, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-58785.




                                                 /s/ ARTHUR ANDERSEN LLP





Philadelphia, Pennsylvania
December 23, 1998